Exhibit 99.2
Phillips 66 Earnings Release Supplemental Data

CONSOLIDATED STATEMENT OF OPERATIONS

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Revenues and Other Income
Sales and other operating revenues	21,627	27,002	30,243	32,604	111,476	20,878	10,913	15,929	16,409	64,129
Equity in earnings of affiliates	285	830	982	807	2,904	365	157	349	320	1,191
Net gain on dispositions	—	2	9	7	18	1	85	1	21	108
Other income*	15	51	238	150	454	—	28	20	18	66
Total Revenues and Other Income	21,927	27,885	31,472	33,568	114,852	21,244	11,183	16,299	16,768	65,494

Costs and Expenses
Purchased crude oil and products	20,065	25,218	27,529	29,290	102,102	18,440	9,608	14,509	15,150	57,707
Operating expenses	1,380	1,175	1,166	1,426	5,147	1,341	1,026	1,016	1,180	4,563
Selling, general and administrative expenses	408	433	424	479	1,744	319	409	384	432	1,544
Depreciation and amortization	356	364	361	524	1,605	342	343	352	358	1,395
Impairments	198	—	1,298	2	1,498	3,006	—	1,140	106	4,252
Taxes other than income taxes	139	119	85	67	410	157	114	106	87	464
Accretion on discounted liabilities	6	6	6	6	24	6	5	6	5	22
Interest and debt expense	146	143	151	141	581	111	117	132	139	499
Foreign currency transaction (gains) losses	—	(9)	4	6	1	—	6	4	2	12
Total Costs and Expenses	22,698	27,449	31,024	31,941	113,112	23,722	11,628	17,649	17,459	70,458
Income (loss) before income taxes	(771)	436	448	1,627	1,740	(2,478)	(445)	(1,350)	(691)	(4,964)
Income tax expense (benefit)	(132)	62	(40)	256	146	(51)	(378)	(624)	(197)	(1,250)
Net Income (Loss)	(639)	374	488	1,371	1,594	(2,427)	(67)	(726)	(494)	(3,714)
Less: net income attributable to noncontrolling interests	15	78	86	98	277	69	74	73	45	261
Net Income (Loss) Attributable to Phillips 66	(654)	296	402	1,273	1,317	(2,496)	(141)	(799)	(539)	(3,975)

Net Income (Loss) Attributable to Phillips 66 Per Share of Common Stock (dollars)
Basic	(1.49)	0.66	0.91	2.89	2.97	(5.66)	(0.33)	(1.82)	(1.23)	(9.06)
Diluted	(1.49)	0.66	0.91	2.88	2.97	(5.66)	(0.33)	(1.82)	(1.23)	(9.06)

Weighted-Average Common Shares Outstanding (thousands)
Basic	439,504	439,940	440,193	440,469	440,028	441,345	438,756	438,916	439,115	439,530
Diluted	439,504	440,396	440,368	441,584	440,364	441,345	438,756	438,916	439,115	439,530

Effective tax rate (%)	17.1%	14.2%	(8.9)%	15.7%	8.4%	2.1%	84.9%	46.2%	28.5%	25.2%
Adjusted effective tax rate (%)	15.9%	18.9%	16.1%	20.2%	18.6%	4.4%	40.9%	125.7%	25.6%	85.2%
* Includes the change in value, excluding related foreign exchange impacts, of our investment in NOVONIX Limited (NOVONIX).

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Midstream	76	312	629	593	1,610	(702)	324	146	223	(9)
Chemicals	154	623	631	436	1,844	169	42	231	193	635
Refining	(1,040)	(729)	(1,126)	346	(2,549)	(2,261)	(878)	(1,903)	(1,113)	(6,155)
Marketing and Specialties	290	476	545	498	1,809	513	286	415	232	1,446
Corporate and Other	(251)	(246)	(231)	(246)	(974)	(197)	(219)	(239)	(226)	(881)
Income (loss) before income taxes	(771)	436	448	1,627	1,740	(2,478)	(445)	(1,350)	(691)	(4,964)
Less: income tax expense (benefit)	(132)	62	(40)	256	146	(51)	(378)	(624)	(197)	(1,250)
Net Income (Loss)	(639)	374	488	1,371	1,594	(2,427)	(67)	(726)	(494)	(3,714)
Less: net income attributable to noncontrolling interests	15	78	86	98	277	69	74	73	45	261
Net Income (Loss) Attributable to Phillips 66	(654)	296	402	1,273	1,317	(2,496)	(141)	(799)	(539)	(3,975)

RECONCILIATION OF ADJUSTED INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT TO
ADJUSTED NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	206	224	254	273	957	200	130	202	196	728
NGL and Other*	36	83	357	284	760	179	83	102	86	450
DCP Midstream	34	9	31	111	185	81	32	50	41	204
Total Midstream	276	316	642	668	1,902	460	245	354	323	1,382
Chemicals	184	657	634	424	1,899	193	89	132	203	617
Refining
Atlantic Basin/Europe	(152)	(108)	93	114	(53)	(196)	(220)	(197)	(166)	(779)
Gulf Coast	(247)	(253)	(31)	80	(451)	(173)	(356)	(389)	(442)	(1,360)
Central Corridor	(241)	(76)	232	145	60	223	(113)	(129)	(177)	(196)
West Coast	(386)	(269)	(110)	65	(700)	(255)	(178)	(255)	(309)	(997)
Total Refining	(1,026)	(706)	184	404	(1,144)	(401)	(867)	(970)	(1,094)	(3,332)
Marketing and Specialties
Marketing and Other	211	392	454	402	1,459	434	259	366	181	1,240
Specialties	79	87	93	97	356	54	34	51	40	179
Total Marketing and Specialties	290	479	547	499	1,815	488	293	417	221	1,419
Corporate and Other	(251)	(244)	(230)	(245)	(970)	(197)	(224)	(213)	(235)	(869)
Adjusted income (loss) before income taxes	(527)	502	1,777	1,750	3,502	543	(464)	(280)	(582)	(783)
Less: adjusted income tax expense (benefit)	(84)	95	286	354	651	24	(190)	(352)	(149)	(667)
Adjusted Net Income (Loss)	(443)	407	1,491	1,396	2,851	519	(274)	72	(433)	(116)
Less: adjusted net income attributable to noncontrolling interests	66	78	88	98	330	69	50	73	74	266
Adjusted Net Income (Loss) Attributable to Phillips 66	(509)	329	1,403	1,298	2,521	450	(324)	(1)	(507)	(382)
* Includes the change in value, including related foreign exchange impacts, of our investment in NOVONIX in the third and fourth quarters of 2021.

Phillips 66 Earnings Release Supplemental Data

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT
AND NET INCOME (LOSS) ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Impairments	(198)	—	(10)	—	(208)	(1,161)	—	(204)	(96)	(1,461)
Pension settlement expense	—	(4)	(3)	(1)	(8)	—	(5)	(3)	(1)	(9)
Hurricane-related costs	—	—	—	(4)	(4)	—	—	(1)	(3)	(4)
Winter-storm-related costs	(2)	—	—	—	(2)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	(1)	—	—	—	(1)
Asset dispositions	—	—	—	—	—	—	84	—	—	84
Alliance shutdown-related costs*	—	—	—	(70)	(70)	—	—	—	—	—
Total Midstream	(200)	(4)	(13)	(75)	(292)	(1,162)	79	(208)	(100)	(1,391)

Chemicals
Impairments by equity affiliates	—	—	—	—	—	—	(15)	—	—	(15)
Pension settlement expense	—	(18)	(2)	(2)	(22)	—	—	—	(21)	(21)
Hurricane-related costs	—	—	(1)	—	(1)	—	—	(2)	(1)	(3)
Winter-storm-related costs	(30)	(16)	—	14	(32)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	(24)	(32)	101	12	57
Total Chemicals	(30)	(34)	(3)	12	(55)	(24)	(47)	99	(10)	18

Refining
Impairments	—	—	(1,288)	—	(1,288)	(1,845)	—	(910)	—	(2,755)
Certain tax impacts	—	—	—	11	11	—	—	—	6	6
Pension settlement expense	—	(20)	(12)	(5)	(37)	—	(26)	(12)	(3)	(41)
Hurricane-related costs	—	—	(10)	(30)	(40)	—	—	(11)	(22)	(33)
Winter-storm-related costs	(14)	(3)	—	—	(17)	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	(15)	15	—	—	—
Alliance shutdown-related costs*	—	—	—	(122)	(122)	—	—	—	—	—
Regulatory compliance costs	—	—	—	88	88	—	—	—	—	—
Total Refining	(14)	(23)	(1,310)	(58)	(1,405)	(1,860)	(11)	(933)	(19)	(2,823)

Marketing and Specialties
Pending claims and settlements	—	—	—	—	—	37	—	—	—	37
Pension settlement expense	—	(3)	(2)	(1)	(6)	—	(4)	(1)	(1)	(6)
Hurricane-related costs	—	—	—	—	—	—	—	(1)	(2)	(3)
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	(12)	(3)	—	14	(1)
Total Marketing and Specialties	—	(3)	(2)	(1)	(6)	25	(7)	(2)	11	27

Corporate and Other
Impairments	—	—	—	—	—	—	—	(25)	—	(25)
Certain tax impacts	—	—	—	—	—	—	8	—	—	8
Pension settlement expense	—	(2)	(1)	(1)	(4)	—	(3)	(1)	—	(4)
Asset dispositions	—	—	—	—	—	—	—	—	9	9
Total Corporate and Other	—	(2)	(1)	(1)	(4)	—	5	(26)	9	(12)

Total Special Items (Pre-tax)	(244)	(66)	(1,329)	(123)	(1,762)	(3,021)	19	(1,070)	(109)	(4,181)

Less: Income Tax Expense (Benefit)
Tax impact of pre-tax special items**	(48)	(16)	(323)	(33)	(420)	(75)	(208)	(262)	(23)	(568)
Other tax impacts	—	(17)	(3)	(65)	(85)	—	20	(10)	(25)	(15)
Total Income Tax Expense (Benefit)	(48)	(33)	(326)	(98)	(505)	(75)	(188)	(272)	(48)	(583)

Less: Income (Loss) Attributable to Noncontrolling Interests
Impairments	(51)	—	(2)	—	(53)	—	—	—	(28)	(28)
Hurricane-related costs	—	—	—	—	—	—	—	—	(1)	(1)
Asset dispositions	—	—	—	—	—	—	24	—	—	24
Total Income (Loss) Attributable to Noncontrolling Interests	(51)	—	(2)	—	(53)	—	24	—	(29)	(5)

Total Phillips 66 Special Items (After-tax)	(145)	(33)	(1,001)	(25)	(1,204)	(2,946)	183	(798)	(32)	(3,593)

* Costs related to the shutdown of the Alliance Refinery totaled $192 million pre-tax. Shutdown-related costs recorded in the Refining segment include asset retirements of $91 million pre-tax recorded in depreciation and amortization expense and pre-tax charges for severance and other exit costs of $31 million. Shutdown-related costs in the Midstream segment include asset retirements of $70 million pre-tax recorded in depreciation and amortization expense.
** We generally tax effect taxable U.S.-based special items using a combined federal and state annual statutory income tax rate of approximately 25%. Taxable special items attributable to foreign locations likewise use a local statutory income tax rate. Nontaxable events reflect zero income tax. These events include, but are not limited to, most goodwill impairments, transactions legislatively exempt from income tax, transactions related to entities for which we have made an assertion that the undistributed earnings are permanently reinvested, or transactions occurring in jurisdictions with a valuation allowance.

SPECIAL ITEMS INCLUDED IN INCOME (LOSS) BEFORE INCOME TAXES BY BUSINESS LINES/REGIONS

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Midstream
Transportation	(199)	—	(10)	(70)	(279)	—	84	(205)	(99)	(220)
NGL and Other	(1)	(4)	(3)	(5)	(13)	—	(5)	(3)	(1)	(9)
DCP Midstream	—	—	—	—	—	(1,162)	—	—	—	(1,162)
Total Midstream	(200)	(4)	(13)	(75)	(292)	(1,162)	79	(208)	(100)	(1,391)

Refining
Atlantic Basin/Europe	(1)	(2)	(3)	23	17	(441)	(7)	(2)	5	(445)
Gulf Coast	(6)	(11)	(1,302)	(119)	(1,438)	(670)	(9)	(16)	(22)	(717)
Central Corridor	(7)	(6)	(3)	26	10	(450)	9	(3)	(1)	(445)
West Coast	—	(4)	(2)	12	6	(299)	(4)	(912)	(1)	(1,216)
Total Refining	(14)	(23)	(1,310)	(58)	(1,405)	(1,860)	(11)	(933)	(19)	(2,823)

Marketing and Specialties
Marketing and Other	—	(3)	(2)	(1)	(6)	37	(4)	(1)	(1)	31
Specialties	—	—	—	—	—	(12)	(3)	(1)	12	(4)
Total Marketing and Specialties	—	(3)	(2)	(1)	(6)	25	(7)	(2)	11	27

Phillips 66 Earnings Release Supplemental Data

CASH FLOW INFORMATION

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Cash Flows From Operating Activities
Net income (loss)	(639)	374	488	1,371	1,594	(2,427)	(67)	(726)	(494)	(3,714)
Depreciation and amortization	356	364	361	524	1,605	342	343	352	358	1,395
Impairments	198	—	1,298	2	1,498	3,006	—	1,140	106	4,252
Accretion on discounted liabilities	6	6	6	6	24	6	5	6	5	22
Deferred income taxes	(103)	266	(453)	18	(272)	(47)	26	23	124	126
Undistributed equity earnings	217	(218)	(77)	(50)	(128)	(4)	302	(44)	80	334
Net gain on dispositions	—	(2)	(3)	(2)	(7)	(1)	(85)	(1)	(21)	(108)
Unrealized investment gain*	—	—	(224)	(141)	(365)	—	—	—	—	—
Other	138	120	31	(340)	(51)	(139)	146	45	78	130
Net working capital changes	98	833	776	412	2,119	(519)	94	(304)	403	(326)
Net Cash Provided by Operating Activities	271	1,743	2,203	1,800	6,017	217	764	491	639	2,111

Cash Flows From Investing Activities
Capital expenditures and investments	(331)	(380)	(552)	(597)	(1,860)	(923)	(939)	(552)	(506)	(2,920)
Return of investments in equity affiliates	58	100	78	31	267	38	50	51	53	192
Proceeds from asset dispositions	—	24	2	1	27	1	—	2	48	51
Advances/loans—related parties	(155)	(90)	(65)	—	(310)	(8)	(223)	(20)	(65)	(316)
Collection of advances/loans—related parties	—	—	1	1	2	—	44	—	—	44
Other	(39)	(6)	40	7	2	15	(79)	(23)	(43)	(130)
Net Cash Used in Investing Activities	(467)	(352)	(496)	(557)	(1,872)	(877)	(1,147)	(542)	(513)	(3,079)

Cash Flows From Financing Activities
Issuance of debt	450	15	(15)	993	1,443	1,199	2,031	75	1,873	5,178
Repayment of debt	(925)	(54)	(506)	(1,469)	(2,954)	(7)	(534)	(5)	(505)	(1,051)
Issuance of common stock	20	4	—	2	26	6	—	—	2	8
Repurchase of common stock	—	—	—	—	—	(443)	—	—	—	(443)
Dividends paid on common stock	(394)	(394)	(394)	(403)	(1,585)	(396)	(393)	(393)	(393)	(1,575)
Distributions to noncontrolling interests	(76)	(82)	(81)	(85)	(324)	(61)	(66)	(74)	(88)	(289)
Repurchase of noncontrolling interests	—	(24)	—	—	(24)	—	—	—	—	—
Other	(20)	(7)	(9)	(16)	(52)	(22)	9	(7)	(17)	(37)
Net Cash Provided by (Used in) Financing Activities	(945)	(542)	(1,005)	(978)	(3,470)	276	1,047	(404)	872	1,791

Effect of Exchange Rate Changes on Cash and Cash Equivalents	(22)	7	(12)	(15)	(42)	(9)	5	27	54	77

Net Change in Cash and Cash Equivalents	(1,163)	856	690	250	633	(393)	669	(428)	1,052	900
Cash and cash equivalents at beginning of period	2,514	1,351	2,207	2,897	2,514	1,614	1,221	1,890	1,462	1,614
Cash and Cash Equivalents at End of Period	1,351	2,207	2,897	3,147	3,147	1,221	1,890	1,462	2,514	2,514
* Represents the change in value, excluding related foreign exchange impacts, of our investment in NOVONIX.

CAPITAL PROGRAM

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Consolidated Capital Expenditures and Investments
Midstream	100	141	328	169	738	580	597	315	194	1,686
Chemicals	—	—	—	—	—	—	—	—	—	—
Refining	184	186	158	251	779	245	164	168	239	816
Marketing and Specialties	22	22	28	130	202	25	86	28	34	173
Corporate and Other	25	31	38	47	141	50	54	38	42	184
Adjusted Capital Spending	331	380	552	597	1,860	900	901	549	509	2,859
Capital expenditures and investments funded by a joint venture partner (Midstream)*	—	—	—	—	—	23	38	3	(3)	61
Consolidated Capital Expenditures and Investments	331	380	552	597	1,860	923	939	552	506	2,920
* Includes previously funded capital returned to our joint venture partner in the fourth quarter of 2020.

Proportional Share of Selected Equity Affiliates Capital Expenditures and Investments*
DCP Midstream (Midstream)	7	14	15	19	55	46	44	12	17	119
CPChem (Chemicals)	79	72	88	128	367	126	13	65	80	284
WRB (Refining)	59	47	61	62	229	37	34	39	65	175
Selected Equity Affiliates	145	133	164	209	651	209	91	116	162	578

* Represents Phillips 66’s portion of self-funded capital spending by DCP Midstream, LLC (DCP Midstream), Chevron Phillips Chemical Company LLC (CPChem) and WRB Refining LP (WRB).

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Transportation	7	224	244	203	678	200	214	(3)	97	508
NGL and Other	35	79	354	279	747	179	78	99	85	441
DCP Midstream	34	9	31	111	185	(1,081)	32	50	41	(958)
Income (Loss) before Income Taxes	76	312	629	593	1,610	(702)	324	146	223	(9)

Adjusted EBITDA*
PSXP**	289	336	367	402	1,394	322	271	315	317	1,225
Other Midstream	92	110	387	294	883	188	75	115	105	483
Transportation and NGL and Other***	381	446	754	696	2,277	510	346	430	422	1,708
DCP Midstream	71	46	67	145	329	129	66	88	79	362
Adjusted EBITDA***	452	492	821	841	2,606	639	412	518	501	2,070
* See reconciliation of income (loss) before income taxes to adjusted EBITDA.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.
*** Includes the change in value, including related foreign exchange impacts, of our investment in NOVONIX in the third and fourth quarters of 2021.

Equity in Earnings of Affiliates
Transportation	126	120	140	142	528	98	70	103	108	379
NGL and Other	37	44	40	42	163	51	49	44	37	181
DCP Midstream	34	8	32	112	186	80	32	49	40	201
Total	197	172	212	296	877	229	151	196	185	761

NOVONIX Investment*
Unrealized Investment Gain	—	—	224	141	365	—	—	—	—	—
Foreign Currency Transaction Gain	—	—	—	5	5	—	—	—	—	—
Change in Value of Investment in NOVONIX	—	—	224	146	370	—	—	—	—	—
* This investment is included in the NGL and Other sub-segment.

Depreciation and Amortization*
Transportation	40	40	45	109	234	38	38	41	42	159
NGL and Other	52	52	52	53	209	39	39	42	52	172
DCP Midstream	—	—	—	—	—	—	—	—	—	—
Total	92	92	97	162	443	77	77	83	94	331
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Transportation	173	189	188	209	759	188	186	185	199	758
NGL and Other	122	88	85	113	408	68	71	71	84	294
DCP Midstream	—	—	1	1	2	—	—	(1)	—	(1)
Total	295	277	274	323	1,169	256	257	255	283	1,051
* Excludes operating and SG&A expenses of all equity affiliates.

Transportation Volumes (MB/D)
Pipelines*	2,801	3,424	3,483	3,370	3,271	3,178	2,840	3,076	2,925	3,005
Terminals	2,675	2,786	2,771	2,927	2,790	3,148	2,883	2,966	2,886	2,971
* Pipelines represent the sum of volumes transported through each separately tariffed consolidated pipeline segment.

PSX Other Volumes
NGL Fractionated (MB/D)*	363	401	420	454	410	198	170	217	411	249
* Excludes DCP Midstream.

Market Indicator
Weighted-Average NGL Price ($/gal)*	0.69	0.71	0.91	1.00	0.83	0.39	0.32	0.44	0.49	0.41
* Based on index prices from the Mont Belvieu market hub, which are weighted by NGL component mix.

100% DCP Midstream, LLC Results
Net Income (Loss) Attributable to Owners*	27	(35)	23	199	214	50	(348)	58	38	(202)
* Includes impairment charges of $159 million and $650 million in the first and second quarters of 2020, respectively.

Depreciation and Amortization	91	92	90	91	364	99	93	93	91	376

Operating and SG&A Expenses	189	222	230	250	891	202	212	212	240	866

Net Interest Expense*	77	77	73	72	299	78	71	77	76	302
* Net of interest income.

Capital Expenditures and Investments	14	28	30	38	110	92	87	24	35	238

Selected DCP Operating Statistics
Wellhead Volume (Bcf/D)	4.1	4.4	4.2	4.2	4.2	5.0	4.5	4.5	4.5	4.6
NGL Production (MB/D)	356	406	398	416	394	396	374	414	414	399

MLP Distributions*
LP Distribution from PSXP to Phillips 66	148	148	149	149	594	148	149	148	149	594
LP Distribution from DCP Midstream, LP to DCP Midstream**	46	46	46	***	138	46	46	46	46	184

* Cash distributions declared attributable to common unit ownership. These distributions are eliminated in the respective sponsors consolidated financial statements.
** Represents 100% of DCP Midstream's distributions from DCP Midstream, LP (DCP Partners).
*** Pending DCP Midstream release.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Midstream Income (Loss) before Income Taxes to Adjusted EBITDA
Income (loss) before income taxes	76	312	629	593	1,610	(702)	324	146	223	(9)
Plus:
Depreciation and amortization	92	92	97	162	443	77	77	83	94	331
EBITDA*	168	404	726	755	2,053	(625)	401	229	317	322

Special Item Adjustments (pre-tax):
Impairments	198	—	10	—	208	1,161	—	204	96	1,461
Pension settlement expense	—	4	3	1	8	—	5	3	1	9
Hurricane-related costs	—	—	—	4	4	—	—	1	3	4
Winter-storm-related costs	2	—	—	—	2	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	1	—	—	—	1
Asset dispositions	—	—	—	—	—	—	(84)	—	—	(84)
EBITDA, Adjusted for Special Items*	368	408	739	760	2,275	537	322	437	417	1,713

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2	4	4	4	14	3	2	3	1	9
Proportional share of selected equity affiliates net interest	43	43	42	41	169	39	36	42	44	161
Proportional share of selected equity affiliates depreciation and amortization	57	57	58	57	229	60	52	56	56	224
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(18)	(20)	(22)	(21)	(81)	—	—	(20)	(17)	(37)
Adjusted EBITDA*	452	492	821	841	2,606	639	412	518	501	2,070
* Includes the change in value, including related foreign exchange impacts, of our investment in NOVONIX in the third and fourth quarters of 2021.

Adjusted EBITDA by Business Line
100% PSXP Results
Income (loss) before income taxes	(11)	235	255	302	781	227	255	217	112	811
Plus:
Net interest expense	33	32	31	31	127	28	29	31	32	120
Depreciation and amortization	34	34	38	35	141	30	31	35	39	135
EBITDA	56	301	324	368	1,049	285	315	283	183	1,066

Special Item Adjustments (pre-tax):
Impairments	198	—	10	—	208	—	—	—	96	96
Hurricane-related costs*	—	—	—	2	2	—	—	1	2	3
Asset dispositions	—	—	—	—	—	—	(84)	—	—	(84)
EBITDA, Adjusted for Special Items**	254	301	334	370	1,259	285	231	284	281	1,081

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2	4	5	3	14	3	2	3	1	9
Proportional share of selected equity affiliates net interest	14	14	13	14	55	9	9	13	15	46
Proportional share of selected equity affiliates depreciation and amortization	33	33	33	33	132	25	29	31	33	118
Adjusted EBITDA attributable to joint venture partner's noncontrolling interest	(14)	(16)	(18)	(18)	(66)	—	—	(16)	(13)	(29)
Adjusted EBITDA**	289	336	367	402	1,394	322	271	315	317	1,225
* Represents a special item adjustment made for PSX reporting purposes only.
** Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.

Phillips 66 Earnings Release Supplemental Data

MIDSTREAM (continued)

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Total Transportation and NGL and Other
Income before income taxes	42	303	598	482	1,425	379	292	96	182	949
Plus:
Depreciation and amortization	92	92	97	162	443	77	77	83	94	331
EBITDA*†	134	395	695	644	1,868	456	369	179	276	1,280

Special Item Adjustments (pre-tax):
Impairments	198	—	10	—	208	—	—	204	96	300
Pension settlement expense	—	4	3	1	8	—	5	3	1	9
Hurricane-related costs	—	—	—	4	4	—	—	1	3	4
Winter-storm-related costs	2	—	—	—	2	—	—	—	—	—
Asset dispositions	—	—	—	—	—	—	(84)	—	—	(84)
EBITDA, Adjusted for Special Items*†	334	399	708	649	2,090	456	290	387	376	1,509

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	2	4	4	4	14	3	2	3	1	9
Proportional share of selected equity affiliates net interest	21	21	21	21	84	17	16	20	22	75
Proportional share of selected equity affiliates depreciation and amortization	42	42	43	43	170	34	38	40	40	152
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(18)	(20)	(22)	(21)	(81)	—	—	(20)	(17)	(37)
Adjusted EBITDA*†	381	446	754	696	2,277	510	346	430	422	1,708
* Includes PSXP results. Does not include certain PSXP adjustments made for PSXP stand-alone reporting purposes.
† Includes the change in value, including related foreign exchange impacts, of our investment in NOVONIX in the third and fourth quarters of 2021.

DCP Midstream
Income (loss) before income taxes	34	9	31	111	185	(1,081)	32	50	41	(958)
Plus:
None	—	—	—	—	—	—	—	—	—	—
EBITDA	34	9	31	111	185	(1,081)	32	50	41	(958)

Special Item Adjustments (pre-tax):
Impairments	—	—	—	—	—	1,161	—	—	—	1,161
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	1	—	—	—	1
EBITDA, Adjusted for Special Items	34	9	31	111	185	81	32	50	41	204

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	—	—	—	—	—	—	—	—	—	—
Proportional share of selected equity affiliates net interest	22	22	21	20	85	22	20	22	22	86
Proportional share of selected equity affiliates depreciation and amortization	15	15	15	14	59	26	14	16	16	72
Adjusted EBITDA*	71	46	67	145	329	129	66	88	79	362
* Proportional share of selected equity affiliates is net of noncontrolling interests.

Phillips 66 Earnings Release Supplemental Data

CHEMICALS

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Income before Income Taxes	154	623	631	436	1,844	169	42	231	193	635

Equity in Earnings of Affiliate	152	620	627	433	1,832	166	39	229	191	625

100% CPChem Results
Net Income (Loss), excludes parent company income tax related to CPChem's earnings
Olefins and Polyolefins	288	1,124	1,224	851	3,487	354	142	488	410	1,394
Specialties, Aromatics and Styrenics	53	157	73	76	359	9	—	23	30	62
Corporate and Other	(37)	(41)	(44)	(40)	(162)	(26)	(59)	(54)	(57)	(196)
Total	304	1,240	1,253	887	3,684	337	83	457	383	1,260

Income (Loss) before Income Taxes
Olefins and Polyolefins	299	1,143	1,237	872	3,551	360	142	498	416	1,416
Specialties, Aromatics and Styrenics	58	164	80	82	384	10	3	24	33	70
Corporate and Other	(37)	(41)	(41)	(40)	(159)	(26)	(59)	(54)	(57)	(196)
Total	320	1,266	1,276	914	3,776	344	86	468	392	1,290

Depreciation and Amortization	146	144	151	151	592	148	144	146	155	593

Net Interest Expense*	22	24	24	24	94	16	24	23	21	84
* Net of interest income.

Investing Cash Flows—Outflows/(Inflows)
Capital Expenditures and Investments	157	144	177	255	733	252	25	130	161	568
Repayments from Equity Companies	—	—	—	—	—	(21)	—	—	(29)	(50)
Return of Investments from Equity Companies	(30)	(107)	(82)	(46)	(265)	(25)	—	—	—	(25)

Olefins and Polyolefins Capacity Utilization (%)	79%	102%	102%	97%	95%	98%	103%	94%	101%	99%

Market Indicators*
U.S. Industry Prices
Ethylene, Average Acquisition Contract (cents/lb)	41.9	41.1	45.6	38.4	41.8	19.7	17.1	23.8	27.7	22.1
HDPE Blow Molding, Domestic Spot (cents/lb)	71.9	88.3	98.8	84.8	86.0	40.0	35.5	45.6	53.6	43.7

U.S. Industry Costs
Ethylene, Cash Cost Weighted Average Feed (cents/lb)	13.2	12.5	16.1	20.8	15.7	8.8	11.7	13.1	12.6	11.5
HDPE Blow Molding, Total Cash Cost (cents/lb)	55.7	54.9	59.7	52.8	55.8	32.9	30.2	37.1	41.2	35.3

Ethylene to High-Density Polyethylene Chain Cash Margin (cents/lb)	44.9	62.0	68.6	49.6	56.3	18.0	10.7	19.2	27.5	18.9
* Source: IHS, Inc.

Reconciliation of Chemicals Income before Income Taxes to Adjusted EBITDA
Income before income taxes	154	623	631	436	1,844	169	42	231	193	635
Plus:
None	—	—	—	—	—	—	—	—	—	—
EBITDA	154	623	631	436	1,844	169	42	231	193	635

Special Item Adjustments (pre-tax):
Impairments by equity affiliates	—	—	—	—	—	—	15	—	—	15
Pension settlement expense	—	18	2	2	22	—	—	—	21	21
Hurricane-related costs	—	—	1	—	1	—	—	2	1	3
Winter-storm-related costs	30	16	—	(14)	32	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	24	32	(101)	(12)	(57)
EBITDA, Adjusted for Special Items	184	657	634	424	1,899	193	89	132	203	617

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	28	48	33	35	144	13	5	14	15	47
Proportional share of selected equity affiliates net interest	11	12	12	13	48	9	11	12	12	44
Proportional share of selected equity affiliates depreciation and amortization	103	102	102	104	411	106	105	104	108	423
Adjusted EBITDA	326	819	781	576	2,502	321	210	262	338	1,131

Phillips 66 Earnings Release Supplemental Data

REFINING

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income (Loss) before Income Taxes
Atlantic Basin/Europe	(153)	(110)	90	137	(36)	(637)	(227)	(199)	(161)	(1,224)
Gulf Coast	(253)	(264)	(1,333)	(39)	(1,889)	(843)	(365)	(405)	(464)	(2,077)
Central Corridor	(248)	(82)	229	171	70	(227)	(104)	(132)	(178)	(641)
West Coast	(386)	(273)	(112)	77	(694)	(554)	(182)	(1,167)	(310)	(2,213)
Income (Loss) before Income Taxes	(1,040)	(729)	(1,126)	346	(2,549)	(2,261)	(878)	(1,903)	(1,113)	(6,155)

Income (Loss) before Income Taxes ($/BBL)
Atlantic Basin/Europe	(3.57)	(2.20)	1.88	2.85	(0.19)	(15.41)	(5.80)	(4.61)	(3.43)	(7.18)
Gulf Coast	(4.64)	(3.81)	(20.82)	(0.74)	(7.84)	(13.16)	(5.98)	(7.86)	(12.46)	(9.71)
Central Corridor	(12.55)	(3.49)	8.68	6.58	0.73	(9.72)	(5.01)	(5.35)	(7.66)	(6.96)
West Coast	(14.89)	(9.70)	(3.67)	2.71	(6.14)	(19.87)	(7.07)	(38.12)	(11.75)	(20.01)
Worldwide	(7.27)	(4.26)	(6.67)	2.23	(3.99)	(14.44)	(5.99)	(12.69)	(8.32)	(10.48)

Realized Refining Margins ($/BBL)*
Atlantic Basin/Europe	4.86	4.63	9.27	11.00	7.48	2.38	1.53	1.65	2.99	2.17
Gulf Coast	3.39	2.10	5.75	9.19	4.92	6.76	0.36	(0.61)	(0.78)	1.85
Central Corridor	5.97	6.40	12.47	12.60	9.65	13.50	5.78	4.46	4.27	7.17
West Coast	3.33	3.37	7.46	15.41	7.49	4.80	5.05	2.23	1.79	3.43
Worldwide	4.36	3.92	8.57	11.60	7.15	7.11	2.60	1.78	2.18	3.51
* See note on the use of non-GAAP measures. Also, reconciliations of income (loss) before income taxes to realized refining margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Equity in Earnings (Losses) of Affiliates
Atlantic Basin/Europe	(2)	(2)	(3)	(2)	(9)	(2)	(3)	(2)	(3)	(10)
Gulf Coast	(3)	—	(1)	(7)	(11)	1	1	(1)	(4)	(3)
Central Corridor	(117)	(65)	31	(13)	(164)	(51)	(79)	(118)	(115)	(363)
West Coast	—	—	—	—	—	—	—	—	—	—
Total	(122)	(67)	27	(22)	(184)	(52)	(81)	(121)	(122)	(376)

Depreciation and Amortization*
Atlantic Basin/Europe	52	52	52	54	210	51	49	50	51	201
Gulf Coast	77	77	73	150	377	71	75	75	75	296
Central Corridor	34	34	34	37	139	34	33	33	33	133
West Coast	54	57	57	72	240	65	63	64	57	249
Total	217	220	216	313	966	221	220	222	216	879
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Atlantic Basin/Europe	244	235	258	314	1,051	207	202	186	223	818
Gulf Coast	331	313	327	388	1,359	499	287	269	338	1,393
Central Corridor	212	132	136	199	679	142	127	118	139	526
West Coast	393	291	277	300	1,261	293	225	244	276	1,038
Total	1,180	971	998	1,201	4,350	1,141	841	817	976	3,775
* Excludes operating and SG&A expenses of all equity affiliates.

Turnaround Expense, included in Operating and SG&A Expenses*
Atlantic Basin/Europe	17	13	32	34	96	16	9	11	12	48
Gulf Coast	33	9	24	27	93	240	13	8	24	285
Central Corridor	17	36	13	28	94	15	3	6	9	33
West Coast	125	60	12	17	214	58	13	16	31	118
Total	192	118	81	106	497	329	38	41	76	484
* Excludes turnaround expense of all equity affiliates.

Taxes Other than Income Taxes
Atlantic Basin/Europe	20	18	15	16	69	19	15	14	13	61
Gulf Coast	27	25	13	8	73	37	25	30	15	107
Central Corridor	15	11	12	13	51	17	14	11	9	51
West Coast	23	22	4	—	49	31	22	16	20	89
Total	85	76	44	37	242	104	76	71	57	308

Foreign Currency Gains (Losses) Pre-Tax	1	9	(4)	(10)	(4)	1	(5)	1	(1)	(4)

Refining—Equity Affiliate Information
Equity in earnings (losses) of affiliates	(122)	(67)	27	(22)	(184)	(52)	(81)	(121)	(122)	(376)
Less: Share of equity affiliate gross margin included in Realized Refining Margin and other equity affiliate-related costs*	(129)	(167)	(220)	(216)	(732)	(156)	(72)	(70)	(54)	(352)
Equity affiliate-related expenses not included in Realized Refining Margins	(251)	(234)	(193)	(238)	(916)	(208)	(153)	(191)	(176)	(728)
Regional Totals
Atlantic Basin/Europe	(45)	(44)	(22)	(21)	(132)	(11)	(16)	(28)	(9)	(64)
Gulf Coast	(3)	—	(1)	(7)	(11)	2	—	(1)	(4)	(3)
Central Corridor	(203)	(190)	(170)	(210)	(773)	(199)	(137)	(162)	(163)	(661)
Total	(251)	(234)	(193)	(238)	(916)	(208)	(153)	(191)	(176)	(728)
* Other costs associated with equity affiliates which do not flow through equity earnings (losses).

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Reconciliation of Refining Income (Loss) before Income Taxes to Adjusted EBITDA ($ Millions)
Income (loss) before income taxes	(1,040)	(729)	(1,126)	346	(2,549)	(2,261)	(878)	(1,903)	(1,113)	(6,155)
Plus:
Depreciation and amortization	217	220	216	313	966	221	220	222	216	879
EBITDA	(823)	(509)	(910)	659	(1,583)	(2,040)	(658)	(1,681)	(897)	(5,276)

Special Item Adjustments (pre-tax):
Impairments	—	—	1,288	—	1,288	1,845	—	910	—	2,755
Certain tax impacts	—	—	—	(11)	(11)	—	—	—	(6)	(6)
Pension settlement expense	—	20	12	5	37	—	26	12	3	41
Hurricane-related costs	—	—	10	30	40	—	—	11	22	33
Winter-storm-related costs	14	3	—	—	17	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	15	(15)	—	—	—
Alliance shutdown-related costs	—	—	—	31	31	—	—	—	—	—
Regulatory compliance costs	—	—	—	(88)	(88)	—	—	—	—	—
EBITDA, Adjusted for Special Items	(809)	(486)	400	626	(269)	(180)	(647)	(748)	(878)	(2,453)

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	(2)	(1)	—	3	—	—	(1)	—	(1)	(2)
Proportional share of selected equity affiliates net interest	2	2	1	4	9	—	1	1	1	3
Proportional share of selected equity affiliates depreciation and amortization	25	26	27	25	103	32	26	23	24	105
Adjusted EBITDA	(784)	(459)	428	658	(157)	(148)	(621)	(724)	(854)	(2,347)

Operating Statistics
Atlantic Basin/Europe*
Crude Oil Charge Input (MB/D)	438	513	487	478	479	437	402	432	466	434
Total Processed Inputs (MB/D)	476	549	519	523	517	454	430	469	510	466
Crude Oil Capacity Utilization (%)	82%	96%	91%	89%	89%	81%	75%	81%	87%	81%
Clean Product Yield (%)	86%	83%	84%	84%	84%	83%	82%	83%	87%	84%
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Crude Oil Charge Input (MB/D)	553	687	623	505	592	645	609	506	371	533
Total Processed Inputs (MB/D)	606	762	697	575	660	704	671	560	404	584
Crude Oil Capacity Utilization (%)	71%	88%	80%	95%	82%	84%	79%	66%	48%	69%
Clean Product Yield (%)	73%	78%	78%	80%	77%	71%	79%	82%	79%	77%

Central Corridor*
Crude Oil Charge Input (MB/D)	384	462	493	503	461	471	386	455	414	431
Total Processed Inputs (MB/D)	397	475	506	519	474	487	396	467	428	445
Crude Oil Capacity Utilization (%)	72%	87%	93%	95%	87%	89%	73%	86%	78%	81%
Clean Product Yield (%)	86%	87%	88%	90%	88%	88%	87%	89%	89%	89%
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Crude Oil Charge Input (MB/D)	268	286	302	278	284	279	263	311	263	279
Total Processed Inputs (MB/D)	288	309	332	308	310	306	283	333	287	302
Crude Oil Capacity Utilization (%)	74%	79%	83%	76%	78%	77%	72%	85%	72%	77%
Clean Product Yield (%)	86%	83%	90%	92%	88%	93%	87%	89%	91%	90%

Worldwide—Including Proportionate Share of Equity Affiliates
Crude Oil Charge Input (MB/D)	1,643	1,948	1,905	1,764	1,816	1,832	1,660	1,704	1,514	1,677
Total Processed Inputs (MB/D)	1,767	2,095	2,054	1,925	1,961	1,951	1,780	1,829	1,629	1,797
Crude Oil Capacity Utilization (%)	74%	88%	86%	90%	84%	83%	75%	77%	69%	76%
Clean Product Yield (%)	82%	82%	84%	86%	83%	82%	83%	85%	86%	84%

Phillips 66 Earnings Release Supplemental Data

REFINING (continued)

	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Refined Petroleum Products Production (MB/D)
Atlantic Basin/Europe*
Gasoline	220	242	232	237	233	191	178	207	241	204
Distillates	175	197	188	190	188	174	160	168	187	172
Other	87	113	103	101	101	91	95	98	89	94
Total	482	552	523	528	522	456	433	473	517	470
* Includes our proportionate share of a refinery complex in Karlsruhe, Germany.

Gulf Coast
Gasoline	219	310	281	243	263	234	277	247	157	229
Distillates	201	257	235	195	222	248	231	187	147	203
Other	183	196	184	146	177	221	167	129	100	154
Total	603	763	700	584	662	703	675	563	404	586

Central Corridor*
Gasoline	191	227	255	266	235	245	183	241	214	221
Distillates	149	183	187	201	180	183	161	173	166	171
Other	58	65	68	55	61	60	52	55	50	54
Total	398	475	510	522	476	488	396	469	430	446
* Includes our proportionate share of the Borger Refinery and Wood River Refinery.

West Coast
Gasoline	138	138	166	170	153	151	126	159	144	145
Distillates	110	118	131	113	118	134	121	137	117	127
Other	40	51	32	26	37	21	33	38	24	29
Total	288	307	329	309	308	306	280	334	285	301

Worldwide—Including Proportionate Share of Equity Affiliates
Gasoline	768	917	934	916	884	821	764	854	756	799
Distillates	635	755	741	699	708	739	673	665	617	673
Other	368	425	387	328	376	393	347	320	263	331
Total	1,771	2,097	2,062	1,943	1,968	1,953	1,784	1,839	1,636	1,803

Market Indicators*
Crude and Crude Differentials ($/BBL)
WTI	57.84	66.09	70.58	77.35	67.96	45.97	27.80	40.91	42.56	39.31
Brent	60.90	68.83	73.47	79.73	70.73	50.26	29.20	43.00	44.23	41.67
LLS	59.98	67.95	71.51	78.40	69.46	48.30	30.07	42.46	44.05	41.22
ANS	60.76	68.44	72.73	79.81	70.44	51.40	30.37	42.74	44.82	42.33
WTI less Maya	1.44	3.21	4.37	5.59	3.65	4.81	3.40	1.72	2.02	2.99
WTI less WCS (settlement differential)	12.47	11.49	13.58	14.64	13.04	20.53	11.47	9.09	9.31	12.60

Natural Gas ($/MMBtu)
Henry Hub	3.51	2.88	4.28	4.74	3.85	1.88	1.65	1.95	2.47	1.99

Product Margins ($/BBL)
Atlantic Basin/Europe
East Coast Gasoline less Brent	11.73	18.61	21.15	17.90	17.35	4.84	7.87	9.52	7.48	7.43
East Coast Distillate less Brent	12.09	15.24	16.07	20.47	15.97	14.93	10.95	7.17	9.51	10.64
Gulf Coast
Gulf Coast Gasoline less LLS	11.22	15.47	18.61	14.64	14.99	4.97	3.66	5.88	5.10	4.90
Gulf Coast Distillate less LLS	11.30	14.03	15.87	19.12	15.08	13.86	8.04	6.10	8.14	9.03
Central Corridor
Central Gasoline less WTI	14.90	19.96	20.83	13.87	17.39	7.70	6.18	8.15	5.76	6.95
Central Distillate less WTI	17.24	18.40	19.38	19.73	18.69	17.34	11.41	8.55	11.21	12.13
West Coast
West Coast Gasoline less ANS	16.88	24.76	23.54	22.75	21.98	13.32	9.36	13.12	10.76	11.64
West Coast Distillate less ANS	14.14	15.28	18.55	22.44	17.60	17.22	10.36	9.34	12.74	12.42

Worldwide Market Crack Spread ($/BBL)**	13.23	17.76	19.44	17.93	17.09	9.82	7.47	8.17	7.84	8.33
* Based on daily spot prices, unless otherwise noted.
** Weighted average based on Phillips 66 crude capacity.

Phillips 66 Earnings Release Supplemental Data

MARKETING AND SPECIALTIES

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Income before Income Taxes
Marketing and Other	211	389	452	401	1,453	471	255	365	180	1,271
Specialties	79	87	93	97	356	42	31	50	52	175
Income before Income Taxes	290	476	545	498	1,809	513	286	415	232	1,446

Income before Income Taxes ($/BBL)
U.S.	1.36	2.15	1.93	1.44	1.74	1.79	1.24	1.74	0.83	1.42
International	2.24	1.96	4.84	7.13	4.13	6.58	3.48	5.01	3.91	4.84

Realized Marketing Fuel Margins ($/BBL)*
U.S.	1.94	2.62	2.29	1.87	2.19	2.08	1.75	2.23	1.37	1.87
International	4.01	2.89	6.75	9.81	5.96	8.53	5.07	6.28	5.07	6.34
* See note on the use of non-GAAP measures. Also, reconciliations of income before income taxes to realized marketing fuel margin for each period and by region are included in the "Realized Margin Non-GAAP Reconciliations" section.

Other Realized Margins and Revenues not included in Marketing Fuel Margins*
Marketing and Other	104	138	111	122	475	117	123	107	104	451
Specialties	84	64	61	77	286	81	56	83	64	284
Total	188	202	172	199	761	198	179	190	168	735
* Excludes gain on dispositions and excise taxes on sales of refined petroleum products.

Equity in Earnings of Affiliates
Marketing and Other	26	46	48	41	161	22	38	42	37	139
Specialties	32	59	68	59	218	—	10	3	29	42
Total	58	105	116	100	379	22	48	45	66	181

Depreciation and Amortization*
Marketing and Other	23	24	23	25	95	20	21	21	22	84
Specialties	4	6	4	4	18	5	4	5	5	19
Total	27	30	27	29	113	25	25	26	27	103
* Excludes D&A of all equity affiliates.

Operating and SG&A Expenses*
Marketing and Other	258	284	280	318	1,140	211	232	259	263	965
Specialties	29	30	30	33	122	31	30	30	35	126
Total	287	314	310	351	1,262	242	262	289	298	1,091
* Excludes operating and SG&A expenses of all equity affiliates.

Refined Petroleum Products Sales (MB/D)
U.S. Marketing
Gasoline	960	1,095	1,098	1,142	1,074	984	881	997	922	946
Distillates	660	776	895	822	789	854	707	698	667	731
Other	—	—	—	—	—	—	—	—	—	—
Total	1,620	1,871	1,993	1,964	1,863	1,838	1,588	1,695	1,589	1,677

International Marketing
Gasoline	63	81	91	82	80	82	60	83	74	75
Distillates	158	171	179	174	170	183	140	165	168	164
Other	18	18	17	17	17	20	15	15	20	17
Total	239	270	287	273	267	285	215	263	262	256

Worldwide Marketing
Gasoline	1,023	1,176	1,189	1,224	1,154	1,066	941	1,080	996	1,021
Distillates	818	947	1,074	996	959	1,037	847	863	835	895
Other	18	18	17	17	17	20	15	15	20	17
Total	1,859	2,141	2,280	2,237	2,130	2,123	1,803	1,958	1,851	1,933

Foreign Currency Gains (Losses) Pre-Tax	—	1	—	(1)	—	1	—	(1)	—	—

Reconciliation of Marketing and Specialties Income before Income Taxes to Adjusted EBITDA
Income before income taxes	290	476	545	498	1,809	513	286	415	232	1,446
Plus:
Depreciation and amortization	27	30	27	29	113	25	25	26	27	103
EBITDA	317	506	572	527	1,922	538	311	441	259	1,549

Special Item Adjustments (pre-tax):
Pending claims and settlements	—	—	—	—	—	(37)	—	—	—	(37)
Pension settlement expense	—	3	2	1	6	—	4	1	1	6
Hurricane-related costs	—	—	—	—	—	—	—	1	2	3
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	12	3	—	(14)	1
EBITDA, Adjusted for Special Items	317	509	574	528	1,928	513	318	443	248	1,522

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	5	6	7	6	24	4	6	7	6	23
Proportional share of selected equity affiliates net interest	4	4	4	4	16	6	5	4	3	18
Proportional share of selected equity affiliates depreciation and amortization	17	17	17	18	69	17	14	16	17	64
Adjusted EBITDA	343	536	602	556	2,037	540	343	470	274	1,627

Phillips 66 Earnings Release Supplemental Data

CORPORATE AND OTHER

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Loss before Income Taxes	(251)	(246)	(231)	(246)	(974)	(197)	(219)	(239)	(226)	(881)

Detail of Loss before Income Taxes
Net interest expense	(143)	(141)	(148)	(151)	(583)	(103)	(114)	(131)	(137)	(485)
Corporate overhead and other	(108)	(105)	(83)	(95)	(391)	(94)	(105)	(108)	(89)	(396)
Total	(251)	(246)	(231)	(246)	(974)	(197)	(219)	(239)	(226)	(881)

Net Interest Expense
Interest expense	(150)	(148)	(159)	(151)	(608)	(137)	(139)	(150)	(148)	(574)
Capitalized interest	4	5	8	10	27	26	22	18	9	75
Loss on early debt retirement	—	—	—	(13)	(13)	—	—	—	—	—
Interest income	3	2	3	3	11	8	3	1	2	14
Total	(143)	(141)	(148)	(151)	(583)	(103)	(114)	(131)	(137)	(485)

Reconciliation of Corporate and Other Loss before Income Taxes to Adjusted EBITDA
Loss before income taxes	(251)	(246)	(231)	(246)	(974)	(197)	(219)	(239)	(226)	(881)
Plus:
Net interest expense	143	141	148	151	583	103	114	131	137	485
Depreciation and amortization	20	22	21	20	83	19	21	21	21	82
EBITDA	(88)	(83)	(62)	(75)	(308)	(75)	(84)	(87)	(68)	(314)

Special Item Adjustments (pre-tax):
Impairments	—	—	—	—	—	—	—	25	—	25
Pension settlement expense	—	2	1	1	4	—	3	1	—	4
Asset dispositions	—	—	—	—	—	—	—	—	(9)	(9)
EBITDA, Adjusted for Special Items	(88)	(81)	(61)	(74)	(304)	(75)	(81)	(61)	(77)	(294)

Other Adjustments (pre-tax):
None	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	(88)	(81)	(61)	(74)	(304)	(75)	(81)	(61)	(77)	(294)

Foreign Currency Losses Pre-Tax	(1)	(1)	—	—	(2)	(2)	(1)	(4)	(1)	(8)

Phillips 66 Total Company Debt
Total Debt	15,422	15,413	14,910	14,448	14,448	12,963	14,446	14,526	15,893	15,893
Debt-to-Capital Ratio (%)	43%	43%	42%	40%	40%	35%	38%	39%	42%	42%

Total Equity	20,457	20,602	20,597	21,637	21,637	23,639	23,295	22,305	21,523	21,523

RECONCILIATION OF CONSOLIDATED NET INCOME (LOSS) TO ADJUSTED EBITDA ATTRIBUTABLE TO PHILLIPS 66

	Millions of Dollars
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

Net income (loss)	(639)	374	488	1,371	1,594	(2,427)	(67)	(726)	(494)	(3,714)
Plus:
Income tax expense (benefit)	(132)	62	(40)	256	146	(51)	(378)	(624)	(197)	(1,250)
Net interest expense	143	141	148	151	583	103	114	131	137	485
Depreciation and amortization	356	364	361	524	1,605	342	343	352	358	1,395
Phillips 66 EBITDA*	(272)	941	957	2,302	3,928	(2,033)	12	(867)	(196)	(3,084)

Special Item Adjustments (pre-tax):
Impairments	198	—	1,298	—	1,496	3,006	—	1,139	96	4,241
Impairments by equity affiliates	—	—	—	—	—	—	15	—	—	15
Pending claims and settlements	—	—	—	—	—	(37)	—	—	—	(37)
Certain tax impacts	—	—	—	(11)	(11)	—	—	—	(6)	(6)
Pension settlement expense	—	47	20	10	77	—	38	17	26	81
Hurricane-related costs	—	—	11	34	45	—	—	15	28	43
Winter-storm-related costs	46	19	—	(14)	51	—	—	—	—	—
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	52	20	(101)	(26)	(55)
Asset dispositions	—	—	—	—	—	—	(84)	—	(9)	(93)
Alliance shutdown-related costs	—	—	—	31	31	—	—	—	—	—
Regulatory compliance costs	—	—	—	(88)	(88)	—	—	—	—	—
Phillips 66 EBITDA, Adjusted for Special Items*	(28)	1,007	2,286	2,264	5,529	988	1	203	(87)	1,105

Other Adjustments (pre-tax):
Proportional share of selected equity affiliates income taxes	33	57	44	48	182	20	12	24	21	77
Proportional share of selected equity affiliates net interest	60	61	59	62	242	54	53	59	60	226
Proportional share of selected equity affiliates depreciation and amortization	202	202	204	204	812	215	197	199	205	816
Adjusted EBITDA attributable to joint venture partners' noncontrolling interests	(18)	(20)	(22)	(21)	(81)	—	—	(20)	(17)	(37)
Adjusted EBITDA attributable to public ownership interest in PSXP	(83)	(95)	(103)	(112)	(393)	(95)	(80)	(87)	(91)	(353)
Phillips 66 Adjusted EBITDA*	166	1,212	2,468	2,445	6,291	1,182	183	378	91	1,834
* Includes the change in value, including related foreign exchange impacts, of our investment in NOVONIX in the third and fourth quarters of 2021.

Use of Non-GAAP Financial Information—This earnings release supplemental data includes the terms "EBITDA," "adjusted EBITDA," "realized refining margin per barrel," "realized marketing fuel margin per barrel," and "adjusted capital spending." These are non-GAAP financial measures. EBITDA and adjusted EBITDA are included to help facilitate comparisons of operating performance across periods, to help facilitate comparisons with other companies in our industry and to help facilitate determination of enterprise value. The GAAP measures most directly comparable to EBITDA and adjusted EBITDA are net income for consolidated company information and income before income taxes for segment information. Reconciliations of net income (loss) and income (loss) before income taxes to EBITDA and adjusted EBITDA are included in this earnings release supplemental data. Realized refining margin per barrel is calculated on a similar basis as industry crack spreads and we believe it provides a useful measure of how well we performed relative to benchmark industry margins. Realized marketing fuel margin per barrel demonstrates the value uplift our marketing operations provide by optimizing the placement and ultimate sale of our refineries' fuel production. The GAAP measure most directly comparable to both realized margin per barrel measures is income before income taxes per barrel. Reconciliations of income (loss) before income taxes per barrel to realized refining margin and realized marketing fuel margin are included in this earnings release supplemental data. Adjusted capital spending is a non-GAAP financial measure that demonstrates the portion of total consolidated capital expenditures and investments funded by Phillips 66. The GAAP financial measure most comparable to adjusted capital spending is capital expenditures and investments. A reconciliation of capital expenditures and investments to adjusted capital spending is included in this earnings release supplemental data. Adjusted effective tax rate demonstrates the effective tax rate with the consideration of the tax effect on special items. The GAAP financial measure most comparable to adjusted effective tax rate is effective tax rate. A reconciliation of effective tax rate to adjusted effective tax rate is included in this earnings release supplemental data.

Phillips 66 Earnings Release Supplemental Data

REALIZED MARGIN NON-GAAP RECONCILIATIONS

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

ATLANTIC BASIN/EUROPE
Income (loss) before income taxes	(153)	(110)	90	137	(36)	(637)	(227)	(199)	(161)	(1,224)
Plus:
Taxes other than income taxes	20	18	15	16	69	19	15	14	13	61
Depreciation, amortization and impairments	52	52	52	54	210	492	49	50	52	643
Selling, general and administrative expenses	14	18	19	19	70	13	12	6	13	44
Operating expenses	230	217	239	295	981	194	190	180	210	774
Equity in losses of affiliates	2	2	3	2	9	2	3	2	3	10
Other segment (income) expense, net	—	(8)	6	11	9	(2)	3	—	—	1
Proportional share of refining gross margins contributed by equity affiliates	43	42	19	19	123	16	16	18	17	67
Special items:
Certain tax impacts	—	—	—	(4)	(4)	—	—	—	(6)	(6)
Regulatory compliance costs	—	—	—	(20)	(20)	—	—	—	—	—
Realized refining margins	208	231	443	529	1,411	97	61	71	141	370

Total processed inputs (MB)	42,826	49,979	47,792	48,100	188,697	41,335	39,121	43,176	46,904	170,536
Adjusted total processed inputs (MB)	42,826	49,979	47,792	48,100	188,697	41,335	39,121	43,176	46,904	170,536

Income (loss) before income taxes ($/BBL)**	(3.57)	(2.20)	1.88	2.85	(0.19)	(15.41)	(5.80)	(4.61)	(3.43)	(7.18)
Realized refining margins ($/BBL)***	4.86	4.63	9.27	11.00	7.48	2.38	1.53	1.65	2.99	2.17

GULF COAST
Loss before income taxes	(253)	(264)	(1,333)	(39)	(1,889)	(843)	(365)	(405)	(464)	(2,077)
Plus:
Taxes other than income taxes	27	25	13	8	73	37	25	30	15	107
Depreciation, amortization and impairments	77	77	1,361	150	1,665	741	75	75	77	968
Selling, general and administrative expenses	10	14	15	11	50	7	10	11	11	39
Operating expenses	321	299	312	377	1,309	492	277	258	327	1,354
Equity in (earnings) losses of affiliates	3	—	1	7	11	(1)	(1)	1	4	3
Other segment (income) expense, net	—	(6)	(1)	—	(7)	1	—	(1)	1	1
Proportional share of refining gross margins contributed by equity affiliates	—	—	—	—	—	—	—	—	—	—
Special items:
Regulatory compliance costs	—	—	—	(28)	(28)	—	—	—	—	—
Realized refining margins	185	145	368	486	1,184	434	21	(31)	(29)	395

Total processed inputs (MB)	54,560	69,364	64,016	52,919	240,859	64,066	61,032	51,543	37,230	213,871
Adjusted total processed inputs (MB)	54,560	69,364	64,016	52,919	240,859	64,066	61,032	51,543	37,230	213,871

Loss before income taxes ($/BBL)**	(4.64)	(3.81)	(20.82)	(0.74)	(7.84)	(13.16)	(5.98)	(7.86)	(12.46)	(9.71)
Realized refining margins ($/BBL)***	3.39	2.10	5.75	9.19	4.92	6.76	0.36	(0.61)	(0.78)	1.85

CENTRAL CORRIDOR
Income (loss) before income taxes	(248)	(82)	229	171	70	(227)	(104)	(132)	(178)	(641)
Plus:
Taxes other than income taxes	15	11	12	13	51	17	14	11	9	51
Depreciation, amortization and impairments	34	34	34	37	139	469	33	33	36	571
Selling, general and administrative expenses	7	7	10	8	32	6	7	7	8	28
Operating expenses	205	125	126	191	647	136	120	111	131	498
Equity in (earnings) losses of affiliates	117	65	(31)	13	164	51	79	118	115	363
Other segment (income) expense, net	(2)	(8)	—	(1)	(11)	(3)	3	(1)	(1)	(2)
Proportional share of refining gross margins contributed by equity affiliates	86	125	201	197	609	113	92	45	48	298
Special items:
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	35	(35)	—	—	—
Regulatory compliance costs	—	—	—	(27)	(27)	—	—	—	—	—
Realized refining margins	214	277	581	602	1,674	597	209	192	168	1,166

Total processed inputs (MB)	19,754	23,466	26,373	26,002	95,595	23,345	20,778	24,682	23,245	92,050
Adjusted total processed inputs (MB)*	35,711	43,189	46,592	47,738	173,230	44,291	36,067	42,979	39,356	162,693

Income (loss) before income taxes ($/BBL)**	(12.55)	(3.49)	8.68	6.58	0.73	(9.72)	(5.01)	(5.35)	(7.66)	(6.96)
Realized refining margins ($/BBL)***	5.97	6.40	12.47	12.60	9.65	13.50	5.78	4.46	4.27	7.17

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME (LOSS) BEFORE INCOME TAXES TO REALIZED REFINING MARGINS (continued)

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

WEST COAST
Income (loss) before income taxes	(386)	(273)	(112)	77	(694)	(554)	(182)	(1,167)	(310)	(2,213)
Plus:
Taxes other than income taxes	23	22	4	—	49	31	22	16	20	89
Depreciation, amortization and impairments	54	57	57	72	240	364	63	974	59	1,460
Selling, general and administrative expenses	11	10	11	9	41	10	9	9	10	38
Operating expenses	382	281	266	291	1,220	283	216	235	266	1,000
Other segment (income) expense, net	2	(2)	2	2	4	1	1	1	2	5
Special items:
Regulatory compliance costs	—	—	—	(13)	(13)	—	—	—	—	—
Realized refining margins	86	95	228	438	847	135	129	68	47	379

Total processed inputs (MB)	25,917	28,158	30,558	28,361	112,994	27,877	25,737	30,615	26,373	110,602
Adjusted total processed inputs (MB)	25,917	28,158	30,558	28,361	112,994	27,877	25,737	30,615	26,373	110,602

Income (loss) before income taxes ($/BBL)**	(14.89)	(9.70)	(3.67)	2.71	(6.14)	(19.87)	(7.07)	(38.12)	(11.75)	(20.01)
Realized refining margins ($/BBL)***	3.33	3.37	7.46	15.41	7.49	4.80	5.05	2.23	1.79	3.43

WORLDWIDE
Income (loss) before income taxes	(1,040)	(729)	(1,126)	346	(2,549)	(2,261)	(878)	(1,903)	(1,113)	(6,155)
Plus:
Taxes other than income taxes	85	76	44	37	242	104	76	71	57	308
Depreciation, amortization and impairments	217	220	1,504	313	2,254	2,066	220	1,132	224	3,642
Selling, general and administrative expenses	42	49	55	47	193	36	38	33	42	149
Operating expenses	1,138	922	943	1,154	4,157	1,105	803	784	934	3,626
Equity in (earnings) losses of affiliates	122	67	(27)	22	184	52	81	121	122	376
Other segment (income) expense, net	—	(24)	7	12	(5)	(3)	7	(1)	2	5
Proportional share of refining gross margins contributed by equity affiliates	129	167	220	216	732	129	108	63	65	365
Special items:
Certain tax impacts	—	—	—	(4)	(4)	—	—	—	(6)	(6)
Lower-of-cost-or-market inventory adjustments	—	—	—	—	—	35	(35)	—	—	—
Regulatory compliance costs	—	—	—	(88)	(88)	—	—	—	—	—
Realized refining margins	693	748	1,620	2,055	5,116	1,263	420	300	327	2,310

Total processed inputs (MB)	143,057	170,967	168,739	155,382	638,145	156,623	146,668	150,016	133,752	587,059
Adjusted total processed inputs (MB)*	159,014	190,690	188,958	177,118	715,780	177,569	161,957	168,313	149,863	657,702

Income (loss) before income taxes ($/BBL)**	(7.27)	(4.26)	(6.67)	2.23	(3.99)	(14.44)	(5.99)	(12.69)	(8.32)	(10.48)
Realized refining margins ($/BBL)***	4.36	3.92	8.57	11.60	7.15	7.11	2.60	1.78	2.18	3.51

* Adjusted total processed inputs include our proportional share of processed inputs of an equity affiliate.
** Income (loss) before income taxes divided by total processed inputs.
*** Realized refining margins per barrel, as presented, are calculated using the underlying realized refining margin amounts, in dollars, divided by adjusted total processed inputs, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

Phillips 66 Earnings Release Supplemental Data

RECONCILIATION OF INCOME BEFORE INCOME TAXES TO REALIZED MARKETING FUEL MARGINS

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

UNITED STATES
Income before income taxes	199	366	354	261	1,180	299	179	271	121	870
Plus:
Taxes other than income taxes	4	2	2	1	9	2	2	—	(3)	1
Depreciation and amortization	3	5	3	3	14	3	3	3	3	12
Selling, general and administrative expenses	165	198	201	194	758	127	151	174	171	623
Equity in earnings of affiliates	(2)	(15)	(18)	(13)	(48)	—	(11)	(10)	(10)	(31)
Other operating revenues*	(86)	(110)	(120)	(108)	(424)	(84)	(71)	(90)	(82)	(327)
Realized marketing fuel margins	283	446	422	338	1,489	347	253	348	200	1,148

Total fuel sales volumes (MB)	145,794	170,228	183,332	180,748	680,102	167,178	144,517	155,948	146,226	613,869

Income before income taxes ($/BBL)	1.36	2.15	1.93	1.44	1.74	1.79	1.24	1.74	0.83	1.42
Realized marketing fuel margins ($/BBL)**	1.94	2.62	2.29	1.87	2.19	2.08	1.75	2.23	1.37	1.87

INTERNATIONAL
Income before income taxes	48	48	128	179	403	171	68	121	94	454
Plus:
Taxes other than income taxes	2	1	1	2	6	1	2	1	1	5
Depreciation and amortization	19	19	18	20	76	17	16	18	19	70
Selling, general and administrative expenses	60	60	64	69	253	63	57	62	64	246
Equity in earnings of affiliates	(24)	(31)	(30)	(28)	(113)	(22)	(28)	(31)	(27)	(108)
Other operating (revenues) expenses*	(5)	(10)	9	14	8	2	(4)	(7)	(18)	(27)
Other segment (income) expense, net	(1)	(1)	1	2	1	—	1	(1)	1	1
Marketing margins	99	86	191	258	634	232	112	163	134	641
Less: margin for nonfuel related sales	13	15	13	12	53	10	13	11	12	46
Realized marketing fuel margins	86	71	178	246	581	222	99	152	122	595

Total fuel sales volumes (MB)	21,474	24,539	26,427	25,089	97,529	25,979	19,583	24,164	24,047	93,773

Income before income taxes ($/BBL)	2.24	1.96	4.84	7.13	4.13	6.58	3.48	5.01	3.91	4.84
Realized marketing fuel margins ($/BBL)**	4.01	2.89	6.75	9.81	5.96	8.53	5.07	6.28	5.07	6.34

* Includes other nonfuel revenues and expenses.
** Realized marketing fuel margins per barrel, as presented, are calculated using the underlying realized marketing fuel margin amounts, in dollars, divided by sales volumes, in barrels. As such, recalculated per barrel amounts using the rounded margins and barrels presented may differ from the presented per barrel amounts.

ADJUSTED EFFECTIVE TAX RATE NON-GAAP RECONCILIATION

RECONCILIATION OF EFFECTIVE TAX RATE TO ADJUSTED EFFECTIVE TAX RATE

	Millions of Dollars, Except as Indicated
	2021					2020
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD

EFFECTIVE TAX RATES
Income (loss) before income taxes	(771)	436	448	1,627	1,740	(2,478)	(445)	(1,350)	(691)	(4,964)
Special items	244	66	1,329	123	1,762	3,021	(19)	1,070	109	4,181
Adjusted income (loss) before income taxes	(527)	502	1,777	1,750	3,502	543	(464)	(280)	(582)	(783)

Income tax expense (benefit)	(132)	62	(40)	256	146	(51)	(378)	(624)	(197)	(1,250)
Special items	48	33	326	98	505	75	188	272	48	583
Adjusted income tax expense (benefit)	(84)	95	286	354	651	24	(190)	(352)	(149)	(667)

Effective tax rate (%)	17.1%	14.2%	(8.9)%	15.7%	8.4%	2.1%	84.9%	46.2%	28.5%	25.2%
Adjusted effective tax rate (%)	15.9%	18.9%	16.1%	20.2%	18.6%	4.4%	40.9%	125.7%	25.6%	85.2%